Exhibit 10.1

MANAGEMENT SERVICES AGREEMENT

This Agreement (the “Agreement”) is made and entered into effective as of June 1, 2008 (“the Effective Date”), by and among Inscrutor Inc., a Delaware corporation (“Inscrutor”), and Visator, Inc., a Delaware corporation (“Visator”)

WHEREAS, Inscrutor has entered into a Separation and Distribution Agreement (the “Agreement”) dated May 30, 2008, with Visator, and the Agreement provides inter alia, that Visator shall enter into a management services agreement with Inscrutor.

NOW THEREFORE, the parties agree as follows:

1.       Management Services

        Inscrutor agrees to act as a general advisor and information technology consultant to Visator on all matters pertaining to the software maintenance of Visator, and to render all other services relevant thereto.

2.              Management Fee/Expense Reimbursement

        The price for furnishing the management services shall be Three Thousand ($3,000.00) Dollars per month (“Management Fee”).  Fees shall be earned commencing on the Effective Date, and shall be paid monthly within 15 days of the close of each month thereafter, and shall be reconciled annually on or before 90 days after the close of each calendar year thereafter during the term of this Agreement. Visator shall not be liable to Inscrutor for any expenses paid or incurred by Inscrutor in the course of providing services hereunder, unless otherwise agreed to in writing.

        In addition, Visator shall reimburse Inscrutor for the cost of reasonable and necessary out-of-pocket expenses incurred by Inscrutor on behalf of, or the benefit of Visator and attributable to Visator in connection with the performance of its management services hereunder. Such expenses may include (but not be limited to) a pass through or allocation of legal, audit or accounting expenses attributable to Visator; provided, however, that matters of general overhead of Inscrutor will not be charged to Visator. Such expenses will be invoiced and reimbursement made by Visator on a monthly basis.

3.              Relationship

        Nothing contained in this Agreement shall be construed to place Inscrutor and Visator in a relationship as partners, joint venturers, or principal and agent.  Neither party shall have any authority to create or assume in the other’s name or on its behalf any obligation, express or implied or to act or purport to act as the other’s agent or legally empowered representative for any purpose whatsoever.  Neither party shall be liable to a third party in any way for any engagement, obligation, commitment, contract, representative or transaction or for any negligent act or omission to act of the other party except as otherwise expressly provided for herein.

4.              Term and Termination

        This Agreement shall take effect on the date hereof and continue until June 1, 2009,  at which point Visator will have the option of renewing the contract on an annual basis for the same terms provided herein.

5.              Notices.

        All notices or other communications required or permitted hereunder will be in writing and will be deemed given or delivered when delivered personally, by registered or certified mail, by legible facsimile transmission or by overnight courier (fare prepaid) addressed as follows:

If to Inscrutor, to:

Inscrutor, Inc.
410 Park Avenue, 15th Floor
New York, NY  10002
Attn: Jesper Toft, CEO

If to Visator,  to:

Visator, Inc.
410 Park Avenue, 15th Floor
New York, NY  10002
Attn: Jesper Toft, CEO

with a copy to:

Anslow & Jaclin
195 Route 9 South, Suite 204
Manalapan, NJ 07726
Attn: Gregg E. Jaclin

with a copy to:

Anslow & Jaclin
195 Route 9 South, Suite 204
Manalapan, NJ 07726
Attn: Gregg E. Jaclin

6.              Entire Agreement

        This Agreement supersedes any and all other Agreements, either oral or in writing, and contains all the covenants and agreements between the parties as to the subject matter hereof. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by either party or anyone acting on behalf of any party hereto, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing, signed by the party to be charged.

7.              Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS THEREOF, the parties have executed this Agreement as of the date first above written

INSCRUTOR, INC.

By:  /s/  Jesper Toft
      Jesper Toft, CEO

VISATOR, INC.

By: /s/  Jesper Toft
       Jesper Toft, CEO